Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                           Act of 1934 (Amendment No.)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statemen    [ ]  Confidential, for use of the Commission
                                        only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12


                            DUNHILL INVESTMENT TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        -----------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                            DUNHILL INVESTMENT TRUST
                         700 W. Pete Rose Way, Suite 127
                             Cincinnati, Ohio 45203

Dear Fellow Shareholder:

You are invited to attend a Special Meeting of Shareholders of the Regional Opportunity Fund: Ohio Indiana Kentucky, to be held at the office of Dunhill Investment Advisors Limited, 700 W. Pete Rose Way, Suite 127, Cincinnati Ohio 45203 at 10:30 a. m., Eastern time, on June 29, 2001.

At this meeting, you are being asked to consider and approve a new investment advisory agreement (the "New Advisory Agreement") with CityFund Advisory, Inc. ("CityFund").

Currently, the Trust employs Dunhill Investment Advisors, Limited (the "Manager") to provide the Fund with general investment supervisory services. The Manager provides various management and statistical services, programs and strategies to the Fund and in turn employs CityFund to provide the Fund with day-to-day management of its investment portfolio.

At a meeting of the Trust's Board of Trustees held on June 28, 2000, the Trustees were informed that the Manager has decided to discontinue its operations with respect to the Fund due to significant unresolved conflicts among certain of the owners of the Manager. As a result, the Board of Trustees considered various alternatives for the future management of the Fund. After careful deliberation, it was the decision of the Board, including a majority of the Trustees who are not affiliated the Manager or CityFund, to employ CityFund directly to provide all of the necessary investment advice to the Fund pursuant to the New Advisory Agreement. If shareholders approve the New Advisory Agreement, CityFund will have sole responsibility for performing all of the services currently being provided to the Fund by the Manager and CityFund collectively. Most importantly, THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN AN INCREASE IN THE OVERALL INVESTMENT ADVISORY FEES OR OTHER EXPENSES INCURRED BY THE FUND, NOR WILL IT RESULT IN A CHANGE IN THE PERSONNEL CURRENTLY RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE FUND.

The Investment Company Act requires that shareholders approve the New Advisory Agreement. Shareholders are also being asked to ratify the selection of Berge & Company LTD as the Fund's independent public accountants for the current fiscal year.

The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Fund and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

     WE ASK YOU TO TAKE THE TIME TO CONSIDER THIS IMPORTANT MATTER
     AND VOTE NOW. IN ORDER TO MAKE SURE THAT YOUR VOTE IS REPRESENTED, PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENCLOSED ENVELOPE.

Your prompt response will ensure that your shares are counted at the meeting. Every vote counts! If you later find that you are able to attend the meeting in person, you may revoke your proxy at the meeting and vote in person.

We are appreciative of your past support of the Fund. As always, please do not hesitate to call me if I can be of any assistance.

Sincerely,

/s/ Jasen M. Snelling
Jasen M. Snelling
President

Please fold and detatch card at perforation before mailing.

                           REGIONAL OPPORTUNITY FUND:
                              Ohio Indiana Kentucky

                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 29, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Jasen M. Snelling and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders to be held on June 29, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated April 30, 2001.

                                        Date:
                                              -------------------------------

                                        Note: Please sign exactly as your name
                                              appears on this Proxy. If signing
                                              for an estate, trust or
                                              corporation, title or capacity
                                              should be stated. If the shares
                                              are held jointly, both signers
                                              should  sign, although the
                                              signature  of one will bind the
                                              other.

                                              -------------------------------

                                              -------------------------------

                                              Signature(s)
                                              PLEASE SIGN IN BOX ABOVE

Please fold and detatch card at perforation before mailing.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil. PLEASE DO NOT USE FINE POINT PENS [X]

1. With respect to approval of a new investment advisory agreement with CityFund Advisory, Inc.

     FOR                            AGAINST                         ABSTAIN
     [ ]                              [ ]                             [ ]

2. With respect to ratification of the selection of Berge & Company LTD as the Fund's independent public accountants for the fiscal year ending February 28, 2002.

     FOR                            AGAINST                         ABSTAIN
     [ ]                              [ ]                             [ ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            DUNHILL INVESTMENT TRUST
                REGIONAL OPPORTUNITY FUND: OHIO INDIANA KENTUCKY

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 2001

--------------------------------------------------------------------------------
     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund"), a series of Dunhill Investment Trust, will be held at the office of Dunhill Investment Advisors, Limited, 700 W. Pete Rose Way, Suite 217, Cincinnati, Ohio 45203, on June 29, 2001 at 10:30 a.m., Eastern time, to consider and vote on the following matters:

     1. To approve or disapprove a new investment advisory agreement with CityFund Advisory, Inc. NO FEE INCREASE WILL RESULT FROM APPROVING THIS PROPOSAL.

     2. To ratify or reject the selection of Berge & Company LTD as the Fund's independent public accountants for the fiscal year ending February 28, 2002.

     3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on April 30, 2001 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                        By order of the Board of Trustees,

                                        /s/ John F. Splain
                                        John F. Splain
                                        Assistant Secretary
April 30, 2001
--------------------------------------------------------------------------------
PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            DUNHILL INVESTMENT TRUST

                       SPECIAL MEETING OF SHAREHOLDERS OF
             THE REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                           To Be Held on June 29, 2001

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Dunhill Investment Trust ("the Trust") of proxies for use at the special meeting of shareholders of the Regional Opportunity Fund:
Ohio Indiana Kentucky (the "Fund") or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about May 31, 2001.

     The purpose of the meeting is to consider approval of a new investment advisory agreement with CityFund Advisory, Inc., to consider ratification of the selection of Berge & Company LTD as the Fund's independent public accountants, and to transact such other business as may properly come before the meeting or any adjournment thereof.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Assistant Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by CityFund Advisory, Inc. In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. CityFund Advisory, Inc. will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on April 30, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders of any adjournment thereof. As of the record date there were 420,534.837 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     No person owned of record and, according to information available to the Trust, no person owned beneficially 5% or more of the Fund's outstanding shares on the record date.

     The vote of a majority of the outstanding shares of the Fund is required for approval of the new investment advisory agreement with CityFund Advisory, Inc. (Proposal 1). The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum (more than 50% of the Fund's outstanding shares) is represented at the meeting, the vote of a simple majority of the shares voted is required for the ratification of the selection of the Fund's independent public accountants (Proposal 2).

     If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received which voted in favor of a proposal in favor of such and adjournment and will vote those proxies received which voted against a proposal against any such adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Abstentions and "broker non-voters" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on Proposal 1 effectively will be a vote against that Proposal.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially approximately 1.1% of the Fund's outstanding shares on the record date.

                                   PROPOSAL 1
                APPROVAL OR DISAPPROVAL OF NEW ADVISORY AGREEMENT

Background
----------

     Currently, the Trust retains Dunhill Investment Advisors, Limited (the "Manager") pursuant to a Management Agreement to provide general investment supervisory services to the Fund. CityFund Advisory, Inc. ("CityFund") currently provides day-to-day portfolio management services to the Fund pursuant to a Subadvisory Agreement to which the Trust, the Manager and CityFund are all parties.

     At a meeting of the Board of Trustees held on June 28, 2000, the Manager announced its intention to terminate operations with respect to the Fund. The Trustees were informed that significant unresolved differences exist among the Manager's owners with respect to the future direction of the Fund as well as certain matters unrelated to the Fund. As a result, the Trustees considered various options for the future management of the Fund. After deliberation, it was the decision of the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust, the Manager or CityFund (the "Independent Trustees"), to approve, subject to shareholder approval, a new investment advisory agreement (the "New Advisory Agreement") with CityFund. The New
Advisory Agreement appoints CityFund to manage the investment and reinvestment of the assets of the Fund, as it does currently under the Subadvisory Agreement, but without the supervision and direction of the Manager. If the New Advisory Agreement is approved by shareholders, CityFund will have responsibility for performing all of the services currently being provided to the Fund by the Manager and CityFund, and CityFund will be compensated directly by the Fund.

The Present Management and Subadvisory Agreements
-------------------------------------------------

     Pursuant to the Management Agreement between the Trust and the Manager, the Manager provides various management and statistical services, programs and strategies to the Fund and oversees the services provided to the Fund by CityFund, subject to the supervision of the Board of Trustees. The Manager also provides consulting services to the Fund, including advice and services for the development of new products and services for the Fund, the preparation of information and marketing materials for use in distributing shares of the Fund and other advertising and promotional services. The Manager receives from the Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 1.2% of the average daily net assets of the Fund.

     The Management Agreement is dated June 28, 1998 and was initially approved by the Board of Trustees on June 22, 1998 and by shareholders of the Fund on June 29, 1998. The Board of Trustees, including a majority of the Independent Trustees, voted on June 28, 2000 to approve the continuance of the Management Agreement beyond its initial two-year term until such time as shareholders of the Fund have the opportunity to approve the New Advisory Agreement.

     The Manager is an Ohio limited liability company and a registered investment adviser, located at 700 W. Pete Rose Way, Suite 127, Cincinnati, Ohio 45203. The Manager is owned by Jasen M. Snelling, William C. Riffle, Jerry A. Smith and Bryan E. Pifer, each of whom own a 25% membership interest in the Manager. The managing members of the Manager are Jasen M. Snelling and William
C. Riffle. Mr. Snelling, who serves as a Trustee and President of the Trust, is also President and a controlling shareholder of CityFund; thus, the Manager is deemed to be an affiliate of CityFund. Mr. Riffle is President and the controlling shareholder of Wm. C. Riffle Associates Inc. (an insurance agency) and Regional Investment Services, Inc. (a broker-dealer). During the fiscal year ended February 28, 2001, the Fund paid to the Manager advisory fees (net of fee waivers) of $47,804, which is equal to .49% of the Fund's average daily net assets. There is no assurance that any fee waivers will continue in the future.

     Under the Subadvisory Agreement, CityFund selects portfolio securities for investment by the Fund, purchases and sells securities for the Fund, and upon making any purchase or sale decision, places orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Manager and the Board of Trustees, and the investment objective, policies and restrictions of the Fund. Under the Subadvisory Agreement, CityFund receives from the Manager (not the
Fund) a fee, paid monthly, at an annual rate of .50% of the average daily net assets of the Fund. During the fiscal year ended February 28, 2001, the Manager paid to CityFund sub-advisory fees of $43,541.

     The Subadvisory Agreement is dated June 28, 1998 and was initially approved by the Board of Trustees on June 22, 1998 and by shareholders of the Fund on June 29, 1998. The Board of Trustees, including a majority of the Independent Trustees, voted on June 28, 2000 to approve the continuance of the Subadvisory Agreement beyond its initial two-year term until such time as shareholders of the Fund have the opportunity to approve the New Advisory Agreement.

     CityFund is an Ohio corporation owned and controlled by Jasen M. Snelling and Jerry A. Smith, located at 700 W. Pete Rose Way, Suite 127, Cincinnati, Ohio 45203. Mr. Snelling and Mr. Smith are officers and directors of CityFund. Mr. Snelling and his wife together own of record 60% of the issued and outstanding shares of CityFund and Mr. Smith owns of record 40% of the issued and outstanding shares of CityFund. Mr. Smith, who serves as Secretary and Treasurer of the Trust, is also the President and owner of Smith Insurance and Financial Services.

The New Advisory Agreement
--------------------------

     The New Advisory Agreement, if approved by shareholders, will replace the current Management and Subadvisory Agreements. Under the New Advisory Agreement, the Fund, rather than the Manager, will pay CityFund its fee for providing investment advisory services to the Fund. The fee received by CityFund will increase from its current fee of .50% of average daily net assets to 1.2% of average daily net assets. However, the responsibilities of CityFund will under the New Advisory Agreement incorporate all of the responsibilities of both the Manager and CityFund under the current Management Agreement and Subadvisory Agreement, respectively. Moreover, approval of the New Advisory Agreement will not cause a change in the rate of the overall advisory fees or other expenses paid by the Fund.

     Under the terms of the New Advisory Agreement, CityFund will perform management, statistical and other services for the Fund. CityFund will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents of the Fund. CityFund will determine what securities and other investments will be purchased, retained or sold by the Fund, and will place all securities orders for the Fund, determining with which broker dealer or issuer to place the orders.

     The New Advisory Agreement, if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. In either event the continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

     The New Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Trustees, (2) by a vote of the majority of the outstanding voting securities of the Fund, or
(3) by CityFund. The New Advisory Agreement will automatically terminate in the event of its assignment.

     The New Advisory Agreement provides that CityFund will not be liable for any act or omission in connection with the services that it provides to the Fund or for any losses that may be sustained, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of CityFund. The current Management and Subadvisory Agreements contain provisions that are substantially similar to those in the New Advisory Agreement.

     The terms and conditions of the New Advisory Agreement are substantially identical in all material respects to those of the current Subadvisory Agreement, except for the following changes:

     (1) The New Advisory Agreement has a different effective date and termination date.

     (2) A description of the investment supervisory and other services provided to the Fund by the Manger under the current Management Agreement have been incorporated in the New Advisory Agreement as services to be performed by CityFund.

     (3) The Manager is not named as a party to the New Advisory Agreement and all references to the Manager and its responsibilities under the current Management Agreement have been deleted.

     (4) The fee payable to CityFund has been increased to 1.2% of the Fund's average daily net assets and CityFund will receive its fee directly from the Fund, rather than from the Manager.

     (5) The New Advisory Agreement specifically provides that the Fund will be responsible for the payment of all of its expenses other than those expressly assumed by CityFund. The current Subadvisory Agreement does not contain similar provisions; however substantially similar provisions are contained in the current Management Agreement.

The description of the New Advisory Agreement in this Proxy Statement is only a summary. The form of the New Advisory Agreement is attached hereto as Exhibit A.

     If the New Advisory Agreement is not approved by shareholders of the Fund, the Manager and CityFund will continue to service the Fund pursuant to the terms of the current Management and Subadvisory Agreements until such time as the Board of Trustees is able to secure alternative arrangements for the Fund.

Distribution of Shares
----------------------

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, serves as the Fund's principal underwriter. Unified Financial Securities, Inc. is a wholly-owned subsidiary of Unified Financial Services, Inc.

Administration and Other Services
---------------------------------

     The Fund currently has an agreement with Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, whereby Ultimus is responsible for the provision of administration services to the Fund. For providing administration services to the Fund, the Fund pays the Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of the next $50 million of such assets, .1% of the next $150 million of such assets, .075% of the next $250 million of such assets and
 .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $1,000 per month. During the fiscal year ended February 28, 2001, the Fund paid administration fees of $17,806.

     The Fund currently has an agreement with the Manager whereby the Manager is responsible for the provision of transfer agent/shareholder services to the Fund. For providing transfer agent/shareholder services to the Fund, the Fund pays the Manager a fee at the annual rate of $17 per shareholder account, subject to a monthly minimum fee of $2,000, plus all out-of-pocket expenses. During the fiscal year ended February 28, 2001, the Fund paid transfer agent/ shareholder services fees of $22,854. The Board has approved a new agreement with CityFund for the provision of transfer agent/shareholder services by CityFund, under substantially identical terms as the agreement currently in place between the Fund and the Manager.

Evaluation by the Board of Trustees
-----------------------------------

     On June 28, 2000, the Board of Trustees, including the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement.

     In making the determination to recommend approval of the New Advisory Agreement to shareholders of the Fund, the Board of Trustees carefully evaluated information they deemed necessary to enable them to determine that the New Advisory Agreement would be in the best interests of the shareholders of the Fund. The Board of Trustees gave substantial weight to CityFund's representations (i) that the responsibilities of CityFund under the New Advisory Agreement are the same in all material respects as the collective responsibilities of the Manager and CityFund under the current Management and Subadvisory Agreements; (ii) that the advisory operations of CityFund and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Advisory Agreement; (iii) that the same personnel of CityFund who currently provide services to the Fund will continue to do so upon approval of the New Advisory Agreement; (iv) that the overall advisory fees payable by the Fund will be at the same rate as the compensation now payable by the Fund; and (v) that CityFund will pay or reimburse the Fund for the expenses incurred in connection with the shareholders' meeting. The Board of Trustees believes that the Fund should receive investment advisory services under the New Advisory Agreement at least equal to those currently received by the Fund under the current Management and Subadvisory Agreements, with no change in the overall advisory fees payable by the Fund. The Board of Trustees therefore unanimously recommends approval of the New Advisory Agreement by shareholders of the Fund.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENT.

                                   PROPOSAL 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     On April 30, 2000, the Board of Trustees, including a majority of the Independent Trustees, selected Berge & Company LTD as the Fund's independent public accountants for the fiscal year ending February 28, 2002. The employment of Berge & Company LTD is conditional upon the right of the Trust to terminate the employment without any penalty. If the Fund's shareholders do not ratify the selection of Berge & Company LTD, other certified public accountants will be considered for selection by the Board of Trustees.

     Representatives of Berge & Company LTD are not expected to be present at the meeting although they will have an opportunity to make a statement, if they desire to do so. If representatives of Berge & Company LTD are present, they will be available to respond to appropriate questions from shareholders.

Audit Fees
----------

     The aggregate fees of Berge & Company LTD to be billed to the Fund for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year is $6,500. No other fees were billed for the most recent fiscal year for professional services rendered by Berge & Company LTD to the Trust, the Manager or any entity controlling, controlled by, or under common control with the Manager.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF BERGE & COMPANY LTD AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER BUSINESS

     The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     Any shareholders proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                        By Order of the Board of Trustees,

                                        /s/ John F. Splain
                                        John F. Splain
                                        Assistant Secretary

Date:  April 30, 2001

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A
                                    ---------
                               ADVISORY AGREEMENT

CityFund Advisory, Inc.
700 W. Pete Rose Way, Ste. #127
Cincinnati, OH  45203

Gentlemen:

     Dunhill Investment Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series or funds. Each such share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that fund. Each fund has separate investment objectives and policies. The Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund") has been established as a series of the Trust.

     1. APPOINTMENT AS ADVISER. The Trust being duly authorized hereby appoints and employs CityFund Advisory, Inc. (the "Adviser") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

     2. ACCEPTANCE OF APPOINTMENT; Standard of Performance. The Adviser accepts the appointment as the discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF ADVISER. The Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 6 and 7 hereof. In providing portfolio management services to the Fund, the Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 5, and the provisions of Schedule A hereto. The Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Adviser shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time).

     4. OTHER SERVICES TO BE PROVIDED BY THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

     A.   Investment Management Services.

          (a) The Adviser shall have overall supervisory responsibility for the general management and investment of the assets and portfolio securities of the Fund subject to and in accordance with the investment objectives and policies of the Fund, and any directions which the Trust's Board of Trustees may issue to the Manager from time to time.

          (b) The Adviser shall provide overall investment programs and strategies for the Fund, shall revise such programs as necessary and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

          (c) The Adviser shall render regular reports to the Trust, at regular meetings of the Board of Trustees, of, among other things, the portfolio investments of the Fund and measurement and analysis of the results achieved by the Fund.

          (d) The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth in this Agreement, and shall bear the expense thereof, except as may otherwise be provided in paragraph 11 of this Agreement. The Adviser shall also compensate all officers and employees of the Trust who are officers or employees of the Adviser.

          (e) The Adviser shall pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under its Plans of Distribution.

     B. Provision of Information Necessary for Preparation of Securities Registration Statement, Amendments and Other Materials.
          The Adviser will make available and provide financial, accounting and statistical information required by the Trust in the preparation of the Registration Statement, reports and other documents required by federal and state securities laws, and such information as the Trust may reasonably request for use in the preparation of the Registration Statement, reports and other documents required by federal and state securities laws.

     C.   Other Obligations and Services.
          The Adviser shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

     5. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust's registration statement under the Act and the Securities Act of 1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Adviser may from time to time reasonably request. The Trust retains the right, on written notice to the Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

     6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by Firstar Bank or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Adviser shall not have possession or custody thereof. The Adviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Fund placed by it with brokers and dealers. The Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser. It shall be the responsibility of the Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     7. ALLOCATION OF BROKERAGE. The Adviser shall have the authority and discretion to select brokers and dealers to execute portfolio transactions i nitiated by the Adviser, and for the selection of the markets on or in which the transactions will be executed. The Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund's account,
(a) in contravention of (i) any investment restrictions set forth in the Act and the rules thereunder, (ii) specific instructions adopted by the Board of Trustees and communicated to the Adviser, or (iii) the investment objectives, policies and restrictions of the Fund as set forth in the Registration Statement, or (b) which would have the effect of causing the Fund to fail to qualify or to cease to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any succeeding statute.

     A. In fulfilling its responsibilities, the Adviser will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the other accounts over which it exercises investment discretion. It is understood that neither the Trust nor the Adviser have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the

Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to the other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust and the Adviser, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund with respect to the Fund and to such other clients.

     For each fiscal quarter of the Fund, the Adviser shall prepare and render reports to the Trust's Board of Trustees of the total brokerage business placed by the Adviser and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

     B. Adviser agrees that it will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust or the Adviser without the prior approval of the Trust. The Trust agrees that it will provide the Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust or the Adviser.

     C. Adviser shall render regular reports to the Trust of the total brokerage business placed by the Fund and the manner in which the allocation has been accomplished.

     8. PROXIES. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the Trust's request, the Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

     9. REPORTS TO THE ADVISER. The Trust will provide the Adviser with such periodic reports concerning the status of the Fund as the Adviser may reasonably request.

     10. FEES FOR SERVICES. For the services provided to the Fund, the Fund shall pay the Adviser a daily fee equal to the annual rate of 1.2% of the average value of the daily net assets of the Fund. The Adviser's fees shall be payable monthly within ten days following the end of each month.

     11. EXPENSES OF THE FUND. It is understood that the Fund will pay, or that the Fund will enter into arrangements that require third parties to pay, all its expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Fund shall include:

          A.   Expenses of all audits by independent public accountants;

          B. Expenses of transfer agent, dividend disbursing agent, accounting and pricing agent and shareholder recordkeeping services;

          C. Expenses of custodial services including recordkeeping services provided by the custodian;

          D.   Expenses  of  obtaining   security   valuation   quotations   for
               calculating the value of the Fund's net assets;

          E.   Salaries and other  compensation of any of its executive officers
               and  employees,   if  any,  who  are  not  officers,   directors,
               stockholders or employees of the Adviser;

          F.   Taxes or governmental fees levied against the Fund;

          G. Brokerage fees and commissions in connection with the purchase and sale of the Fund's portfolio securities;

          H.   Costs, including the interest expenses, of borrowing money;

          I. Costs and/or fees incident to Board of Trustee and shareholder meetings, the preparation and mailings of prospectuses, reports and notices to the existing shareholders of the Fund, the filing of reports with regulatory bodies, the maintenance of the Trust's existence as a business trust, membership in investment company organizations, and the registration of shares with federal and state securities authorities;

          J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale and legal fees arising from litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto;

          K.   Costs  of  printing  share   certificates   (in  the  event  such
               certificates are issued) representing shares of the Fund;

          L. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Adviser or any of its affiliates; and

          M.   The Fund's pro rata  portion of the  fidelity  bond  required  by
               Section 17(g) of the Act and other insurance premiums.

     12. Other Investment Activities of the Adviser. The Trust acknowledges that the Adviser or one or more of its affiliates may hav investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other
Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that the Adviser acts in good faith, and provided further, that it is the Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     13. CERTIFICATE OF AUTHORITY. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

     14. LIMITATION OF LIABILITY. The Adviser (including its directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations and duties under this Agreement ("disabling conduct"). However, the Adviser will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Act nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification, so long as the Adviser meets at least one of the following as a condition to the advance: (1) the Adviser shall provide a security for its undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found entitled to indemnification. Any person employed by the Adviser who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as the Adviser's employee or agent.

     15. CONFIDENTIALITY. Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Adviser and the Trust in respect thereof.

     16. ASSIGNMENT. No assignment of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in the event of such assignment. The Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Adviser.

     17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

          A. The Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

          B. The Trust will deliver to the Adviser a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Adviser to carry out its obligations under this Agreement.

          C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Fund by applicable laws and regulations.

     18. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

          A. The Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940.

          B. The Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

          C. The Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

          D. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president of the Adviser shall certify to the Trust that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there have been no violations of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Adviser shall submit to the Trust the reports required to be made to the Adviser by Rule 17j-1(d)(1).

          E. The Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust.

          F. Upon request of the Trust, the Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

          G. The Adviser will immediately notify the Trust of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

     19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and shall remain in force for an initial term of two (2) years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     21. TERMINATION. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

     22. SHAREHOLDER LIABILITY. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Adviser agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

     23. DEFINITIONS. As used in paragraphs 16 and 20 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     24. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio.


                                        DUNHILL INVESTMENT TRUST

                                        By:
                                              ----------------------------------

                                        Title: President

                                        Date:
                                              ----------------------------------


                                   ACCEPTANCE
                                   ----------

     The foregoing Agreement is hereby accepted.

                                        CITYFUND ADVISORY, INC.

                                        By:
                                              ----------------------------------

                                        Title: President

                                        Date:
                                              ----------------------------------

                                   SCHEDULE A

                     RECORDS TO BE MAINTAINED BY THE ADVISER
                     ---------------------------------------

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modification or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule  31a-1(b)(9)) A record for each fiscal quarter,  completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)  The sale of shares of the Fund by brokers or dealers.

          (ii) The supplying of services or benefits by brokers or dealers to:

               (a)  The Trust;

               (b)  the Adviser;

               (c)  any other portfolio adviser of the Trust; and

               (d)  any person affiliated with the foregoing persons.

          (iii)Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rules adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Fund.

--------------------------------------

     *Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.